The Ohio National Life Insurance Company

Ohio National Variable Account A

ONcore Series of Variable Annuities

Supplement dated September 7, 2018

to the Prospectuses dated May 1, 2018

The following supplements and amends the prospectuses dated May 1, 2018, as previously supplemented:

Effective September 15, 2018, ONcore variable annuity contracts will no longer be available for new sales. In order to purchase an ONcore variable annuity, you must apply for the contract on or before September 14, 2018, and we must receive all required paperwork in good order on or before September 28, 2018.